CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

We consent to the use in this Form 10-KSB of our report dated July 13, 2004 on the financial statements of VTEX Energy, Inc. as of April 30, 2004, and for the year then ended, and to references to our firm as accounting and auditing experts.




                                               /S/ Comiskey & Company
                                               ---------------------------------
                                                   Comiskey & Company

Denver, Colorado
August 11, 2005